YRC Worldwide Inc. Cowen Conference September 10, 2015 1 Exhibit 99.1

Disclaimer
Disclaimer

This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles.
You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation.
The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company”
or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information.  This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property.
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,”
“believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology.  We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission.

YRC Worldwide

YRC Worldwide

YRC FREIGHT

Holland

Reddaway

NEW PENN

YRC Worldwide is one of the largest less-than-truckload (LTL) carriers in
North America and generates approximately $5B of revenue by
providing services under a portfolio of four subsidiaries
Approximately 24% of the public carrier market share by tonnage
Providing the broadest coverage and more service capability
throughout North America than any competitor

Introduction

YRC Freight and Regional Transportation
YRC Freight and Regional Transportation
Formed by the combination of Yellow Transportation
and Roadway Express
–
Roadway acquired in 2003 and integrated in 2009
Branded as YRC Freight in early 2012
Focused on longer-haul LTL shipping
Three distinct carriers serving separate regions
–
Holland, Reddaway and New Penn
–
Well established brands with long histories
Focused on next-day and time-sensitive services
YRC Freight
YRC Regional

YRC Freight
Metric
LTM revenue
$3.2 billion
LTM Adj. EBITDA
$167 million
# of Customers
~128,000
# of Terminals
259
Average Length of Haul
1,300 miles
Average Weight
1,000 lbs
Average Transit
3-4 days
YRC Regional
Metric
LTM revenue
$1.8 billion
LTM Adj. EBITDA
$159 million
# of Customers
~266,000
# of Terminals
125
Average Length of Haul
400 miles
Average Weight
1,300 lbs
Average Transit
> 90% in 2 days or less

YRC Worldwide

TOYOTA
PHILIPS
American Airlines
TARGET
BOEING

hp
Nestlé
MICHELIN
Walmart save money. live better.
Toys R Us
Ford

THE HOME DEPOT
Sears
Kmart
GE
BRIDGESTONE
Panasonic

Whirlpool
NISSAN
overstock.com
DOLLAR GENERAL
L'ORÉAL
IKEA

JOHN DEERE
C.H. ROBINSON WORLDWIDE, INC.
DUPONT
at&t
BEST BUY
ANHEUSER BUSCH

Diversified Customer Base
Diversified Customer Base
Long-standing and stable relationships with a large, diversified base of customers
–
Customers range from Fortune 1000 global corporations to small, privately-held businesses
–
Top 5 customers account for ~10% of total revenue
Recognized by customers as leading operator
–
Recently received Wal-Mart’s “2014 National LTL Carrier of the Year” award for outstanding service
•
Received this award in 3 of the last 5 years
Diversified Customer Base

Roadrunner
ABF
Saia (LTL)
UPS Freight
ODFL
Con-way Freight
FedEx Freight
YRCW

2010
2011
2012
2013
2014
2Q15

Largest LTL Operator in North America
Largest LTL Operator in North America
Market share stability
24% market share by tonnage (public LTL
carriers only)
YRC Freight and YRC Regional’s combined
networks cover all 50 states, Puerto Rico,
Canada and Mexico
–
Broad footprint with service to over
250,000 customers
Scale is important for an LTL operator given
the large “hub and spoke” network
infrastructure required and the significant
operating leverage associated with the
business model’s fixed costs
Historical market share by tonnage based upon publicly traded LTL carriers only.
Market share by tonnage reflects Q2 2015 data.

24%
25%
24%
25%
23%
24%
0%
5%
10%
15%
20%
25%
30%
Historical Market Share
2.3%
5.6%
6.2%
9.1%
13.1%
16.2%
23.7%
23.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Market Share by Tonnage (Public LTL
Carriers Only)

YOY Revenue per Shipment and Revenue per cwt
YOY Revenue per Shipment and Revenue per cwt
Both
segments
experiencing
positive
pricing
growth
driven
by
a
focused
effort
on improving yield and further supported by a favorable industry pricing environment
Note: Percent change calculation based on unrounded figures and not the rounded figures presented

+6.4%
+9.8%
+6.5%
+5.2%
$9.75
$10.26
$9.40
$9.60
$9.80
$10.00
$10.20
$10.40
2Q14
2Q15
Regional Revenue per cwt (x-FSC)
$19.45
$20.70
$18.50
$19.00
$19.50
$20.00
$20.50
$21.00
2Q14
2Q15
YRCF Revenue per cwt (x-FSC)
$143
$152
$135
$140
$145
$150
$155
2Q14
2Q15
Regional Revenue per Shipment
(x-FSC)
$228
$250
$210
$220
$230
$240
$250
$260
2Q14
2Q15
YRCF Revenue per Shipment
(x-FSC)

YOY Volume
YOY Volume
Note: Percent change calculation based on unrounded figures and not the rounded figures presented

-9.1%
-6.2%
-4.7%
-3.5%
48.35
43.95
35.00
40.00
45.00
50.00
2Q14
2Q15
YRC Freight Shipments per Day
44.91
42.82
35.00
40.00
45.00
50.00
2Q14
2Q15
Regional Shipments per Day
28.29
26.53
25.00
27.00
29.00
2Q14
2Q15
YRC Freight Tonnage per Day
32.86
31.71
26.00
28.00
30.00
32.00
34.00
2Q14
2Q15
Regional Tonnage per Day
YoY
decrease at YRCF due to shift away from minimum charge and
lighter shipments and toward higher yielding business
YOY decrease at the Regionals
is primarily due to efforts to better manage capacity and service performance

$147.0
$159.2
$140.0
$145.0
$150.0
$155.0
$160.0
$165.0
2Q14
2Q15
Regional LTM Adjusted EBITDA
$59.4
$167.2
$.0
$50.0
$100.0
$150.0
$200.0
2Q14
2Q15
YRCF LTM Adjusted EBITDA
$21.5
$53.1
$.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2Q14
2Q15
YRCF 2Q Adjusted EBITDA
$42.1
$56.6
$.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2Q14
2Q15
Regional 2Q Adjusted EBITDA
Segment Adjusted EBITDA
Segment Adjusted EBITDA
($ in millions)

YRC Freight improvement driven by increased yield, partially offset by lower volume and lower productivity
Regional performance driven by increased yield, partially offset by decreased volumes, lower productivity and higher equipment lease costs
Note: Percent change calculation based on unrounded figures and not the rounded figures presented
+147.0%
+181.4%
+34.4%
+8.3%

YRCW Adjusted EBITDA
YRCW Adjusted EBITDA
($ in millions)

Improved EBITDA and margin growth due to yield growth and strong base pricing environment, partially offset by lower volume, lower productivity, and higher equipment lease costs
Highest LTM EBITDA since 2008
Note: Percent change calculation based on unrounded figures and not the rounded figures presented
+$46.4M
+120.3M
+250bps
+390bps
4.1%
6.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2Q14
2Q15
LTM Adjusted EBITDA Margin
$206.5
$326.8
$.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2Q14
2Q15
LTM Adjusted EBITDA
4.8%
8.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2Q14
2Q15
2Q Adjusted EBITDA Margin
$63.0
$109.4
$.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2Q14
2Q15
2Q Adjusted EBITDA

Leverage Ratio
Leverage Ratio

Steady progress every year since 2010
–
Lowest implied leverage in 8 years
–
Standard
&
Poor’s
increased
YRCW’s
credit
rating
to
B-
from
CCC+
in
August
2015
YRCW is on much stronger footing as a result of reduced debt and increased earnings
Note: Funded debt balances based on par value
3.6x reduction
since 2010
11.9x
8.5x
5.8x
5.3x
4.6x
3.9x
3.3x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
2010
2011
2012
2013
2014
LTM
1Q15
LTM
2Q15
Funded Debt / Adjusted EBITDA

12.4%
8.3%
4.5%
2.2%
2.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Industry ex YRCW
YRC Regional
YRC Freight
LTM 2Q15 EBITDA Margin
Opportunity for EBITDA Margin Growth
Opportunity for EBITDA Margin Growth

Today, despite YoY improvement, YRC Freight’s
EBITDA margin still lags the industry
–
2Q15
= 5.9%
–
LTM 2Q15
= 4.5%
YRC Regionals while better still lag the industry
on a current basis as well
–
2Q15
= 11.8%
–
LTM 2Q15
= 8.3%
Significant opportunity for both segments to
achieve margin improvements
–
Assuming current market performance of an OR of
91 to 93, the long-term EBITDA margin segment
goals are as follows:
YRCF
= 7.2% (equivalent to an OR of 95 –
96)
Regional
= 10.5% (equivalent to an OR of 93 –
94)
Note: For comparison purposes, EBITDA for all companies is defined as Operating Income, excluding gains or losses from property sales, plus Depreciation and Amortization.  EBITDA used to calculate
EBITDA margin for YRCW above differs from the credit agreement definition of Consolidated Adjusted EBITDA.
10.5%
7.2%
2Q15
YRC Freight
YRC Regional
Revenue
795.2
$
463.2
$
EBITDA
45.8
55.8
(Gains) / losses on property sales
0.8
(1.3)
EBITDA less (gains) / losses on property sales
46.6
$
54.5
$
EBITDA margin, less (gains) / losses on property sales
5.9%
11.8%
LTM 2Q15
YRC Freight
YRC Regional
Revenue
3,171.3
$
1,813.9
$
EBITDA
151.6
146.3
(Gains) / losses on property sales
(8.4)
3.6
EBITDA less (gains) / losses on property sales
143.2
$
149.9
$
EBITDA margin, less (gains) / losses on property sales
4.5%
8.3%

Re-investment in the Business
Re-investment in the Business

After several years of curtailing investment in the business, capital spending has resumed
Fleet replenishment through operating leases beginning in 2013
Increased leasing activity due to greater financing options
resulting from the Company’s improved financial condition
Acquired 44 dimensioners
since 2014.  Dimensioning technology
is used to better cost, price and plan freight loading and flow
For
the
LTM
2Q15,
the
CapEx
Equivalent
(CapEx
plus
the
Capital Value of Leases) was 4.2% of revenue.   This brings the
Company more in line with the industry standard of 4% to 5%
YRCW’s goal is to more aggressively replenish the fleet through a combined approach of purchasing and leasing new tractors
and trailers
YRCW is also focusing on additional technology investments
–
In-cab collision detection systems to enhance safety
–
Tablets for dock supervisors to more efficiently manage
dock operations
–
Logistical planning technology to improve driver efficiencies
–
Further roll-out of dimensioning technology
$19
$72
$66
$67
$69
$79
$87
$8
$70
$72
$100
$126
$19
$72
$75
$137
$142
$179
$213
$-
$50
$100
$150
$200
$250
2010
2011
2012
2013
2014
LTM 1Q15
LTM 2Q15
CapEx Equivalent
CapEx
Capital Value of Leases
0.4%
1.5%
1.5%
2.8%
2.8%
3.5%
4.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2010
2011
2012
2013
2014
LTM 1Q15
LTM 2Q15
CapEx Equivalent -
as a % Revenue

Safety
o
Additional field safety trainers and the deployment
of in-cab technology that includes adaptive cruise
control, stability control and lane departure
warning
o
“Journey to One” will drive behavior toward world
class safety results through technology, training,
communication and compliance
YRC Freight 2015 Initiatives
YRC Freight 2015 Initiatives

Efficiency
o
In our 23 distribution centers, we have process
improvement teams in place that are streamlining
standard work to eliminate waste
o
Productivity and quality lift through bottom-up
engagement of the workforce, clarifying and
closing the cultural gaps that have existed since
integration, and continuous improvement toward
positive discretionary effort
Service
o
Driver recruiting, hiring and training through
military partnership, dock to drive program, and
centralized driver recruiting department
o
Constancy of purpose on the YRC Freight service
cycle, network optimization and upgraded linehaul
systems
Everyone Sells
o
Right price, right lanes through clear customer
communication and pricing technology that drives
network beneficial tonnage while protecting yield
progression
o
Yield progression and volume growth and
retention through sales process discipline

Strong
Industry
Position
Stable Capital
Structure
Diversified
Business
Model
National
Footprint /
Tremendous
Asset Base
Experienced
Management
Team
Turnaround
Still Has Legs
Via Margin
Expansion
YRCW –
Investment Thesis

Appendix 16

EBITDA Reconciliation –
Consolidated
EBITDA Reconciliation –
Consolidated

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA under our Term Loan Agreement.
YRCW Consolidated
2Q15
2Q14
LTM 2Q15
LTM 2Q14
Reconciliation of net loss to adjusted EBITDA:
Net income (loss)
26.0
$
(4.9)
$
11.8
$
(119.0)
$
Interest expense, net
27.9

31.6

115.0

172.4

Income tax expense (benefit)
2.3

(7.9)

(0.4)

(43.4)

Depreciation and amortization
41.3

41.0

164.5

167.2

EBITDA
97.5

59.8

290.9

177.2

Adjustments for debt covenants:
Losses (gain) on property disposals, net
(0.7)

(6.5)

(5.0)

(5.3)

Letter of credit expense
2.2

2.1

9.2

23.5

Restructuring professional fees
-

-

3.1

10.2

Nonrecurring consulting fees
3.0

-

5.9

-

Permitted dispositions and other
0.1

-

1.9

2.1

Equity based compensation expense
3.2

2.5

8.9

10.9

Amortization of ratification bonus
4.6

5.2

20.2

5.2

(Gain) loss on extinguishment of debt
-

-

0.6

(11.2)

   Other, net (a)
(0.5)

(0.1)

(8.9)

(6.0)

Adjusted EBITDA
109.4
$
63.0
$
326.8
$
206.5
$
Revenue
1,258.4
$
1,317.6
$
4,985.1
$
4,988.9
$
Adjusted EBITDA Margin
8.7%
4.8%
6.6%
4.1%

EBITDA Reconciliation –
Segment
EBITDA Reconciliation –
Segment

(b) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses.
YRC Freight segment
2Q15
2Q14
1H15
1H14
LTM 2Q15
LTM 2Q14
Reconciliation of operating income (loss) to adjusted EBITDA:
Operating income (loss)
22.5
$
(0.3)
$
22.7
$
(32.8)
$
56.0
$
(57.9)
$
Depreciation and amortization
23.3
24.9
47.2
49.6
95.6
102.8
EBITDA
45.8
24.6
69.9
16.8
151.6
44.9
Adjustments for debt covenants:
(Gains) loss on property disposals, net
0.8
(6.7)
0.6
(6.9)
(8.4)
(6.4)
Letter of credit expense
1.5
1.4
3.0
5.0
6.3
16.2
Nonrecurring consulting fees
3.0
-
5.9
-
5.9
-
Amortization of ratification bonus
3.0
3.3
6.3
3.3
13.0
3.3
Other nonoperating, net (b)
(1.0)
(1.1)
(0.5)
(0.4)
(1.2)
1.4
Adjusted EBITDA
53.1
$
21.5
$
85.2
$
17.8
$
167.2
$
59.4
$
Regional Transportation segment
2Q15
2Q14
1H15
1H14
LTM 2Q15
LTM 2Q14
Reconciliation of operating income to adjusted EBITDA:
Operating income
37.7
$
23.2
$
42.3
$
31.1
$
77.3
$
73.8
$
Depreciation and amortization
18.1
16.2
35.8
32.6
69.0
64.6
EBITDA
55.8
39.4
78.1
63.7
146.3
138.4
Adjustments for debt covenants:
Losses on property disposals, net
(1.3)
0.2
0.2
0.6
3.6
1.1
Letter of credit expense
0.5
0.6
1.0
1.8
2.1
5.6
Amortization of ratification bonus
1.6
1.9
3.5
1.9
7.2
1.9
Adjusted EBITDA
56.6
$
42.1
$
82.8
$
68.0
$
159.2
$
147.0
$